EXHIBIT 32.1

CERTIFICATION CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       In connection with the Quarterly Report of DC Brands International, Inc. (the “Company”) for the period ended March 31, 2011 as filed with the Securities and Exchange Commission on the date hereof, I, Richard Pearce certify pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)
the accompanying Quarterly Report on Amendment No. 1 to Form 10-Q of the Company for the fiscal quarter ended March 31, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 26, 2011

/s/ Richard Pearce
Richard Pearce President and Chief Executive Officer (Principal Executive Officer)